National Security Variable Account N
National Security Life and Annuity Company
NScore Lite
Supplement dated July 3, 2007
to the Prospectus dated May 1, 2007
This Supplement dated July 3, 2007 supplements the Prospectus dated May 1, 2007, as previously supplemented, for contracts issued prior to and after July 3, 2007.
Fee Table
The “Fee Table” and “Example” on pages 6-8 are deleted in their entirety and replaced with the following:
Fee Table
The following tables describe the fees and expenses you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses you will pay when you buy the contract, surrender the contract, or transfer cash value between investment options (Funds). State premium taxes may also be deducted if applicable.

	Years	Charge
Contract Owner Transaction Expenses
Surrender Charge (a percentage of value withdrawn; the percentage varies	1st	7%
with the number of years from purchase payments to which values relate.	2nd	7%
This charge may also be called a contingent deferred sales charge).	3rd	7%
	4th and later	0%
Transfer Fee (currently no charge for the first 12 transfers each contract year)		$10

Premium Tax (charged upon annuitization, surrender or when assessed)	0.5% to 5.0% depending on state law
The next table describes the fees and expenses you will pay periodically while you own the contract, not including Fund fees and expenses.

Annual Contract Fee (no fee if your contract value exceeds $50,000)	$30
Separate Account Annual Expenses (as a percentage of average variable account value)

Mortality and Expense Risk Charge	1.15%
Account Expense Charge	0.25%

Total Separate Account Annual Expenses (without optional added benefits)	1.40%
Optional Separate Account Expenses (Some of the optional riders are mutually exclusive. See the individual discussion of each rider later in the prospectus for details on the riders and the amounts upon which charges are based.)

Annual Stepped-Up Death Benefit (currently the charge is 0.10%)	0.25% of the optional death benefit amount
GMDBR80 Plus (currently the charge is 0.25%)	0.25% of the optional death benefit amount
GMDBR85 Plus	0.45% of the optional death benefit amount
ARDBR	0.60% of the optional death benefit amount

GEB at issue ages through 70	0.15% of contract value on anniversary
GEB at issue ages 71 through 75	0.30% of contract value on anniversary
GEB “Plus” at issue ages through 70	0.30% of contract value on anniversary
GEB “Plus” at issue ages 71 through 75	0.60% of contract value on anniversary
GMIB	0.45% of guaranteed income base
GMIB Plus	0.50% of guaranteed income base
GMIB Plus with Five Year Reset	0.50% of guaranteed income base
GMIB Plus with Annual Reset	0.65% of guaranteed income base
GPA (7% guaranteed annual withdrawal)	0.40% of eligible contract value
GPA (8% guaranteed annual withdrawal)	0.50% of eligible contract value
GPP	0.20% of average annual guaranteed principal amount

Total Separate Account Annual Expenses	1.40%
Total Optional Separate Account Expenses (including the GEB Plus at issue ages 71 to 75, GMIB Plus with Annual Reset and GPP)	1.45%
Total Optional Separate Account Expenses based on death benefit amount (ARDBR)	0.60%

Total Separate Account Annual Expenses with all optional benefits added at their maximum cost	3.45%*
In the event the contract value and death benefit amounts are not the same, the maximum charges would be 1.45% of the contract value plus 0.60% of the death benefit amount.

*	The optional benefits included in “Total Separate Account Annual Expenses with all optional benefits added at their maximum cost” are ARDBR, GEB “Plus” at issue ages 71 through 75, GMIB Plus with Annual Reset and GPP. Assumes contract value and guaranteed amounts are the same.
  Note that certain riders are mutually exclusive. The following shows which riders you may not have at the same time:

If you have this rider...	you cannot have this rider...

GPP	GPA

GPA	GPP or any of the GMIB riders

One of the GMIB riders	Any other GMIB rider or GPA

One of the GMDB riders	Any other GMDB rider

Annual stepped-up death benefit	ARDBR

  Furthermore, if you have the ARDBR, you must also have the GMIB Plus with Annual Reset.
The next item shows the minimum and maximum total operating expenses incurred by the Funds during the time you own the contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
	Without	Without
	Waivers	Waivers

Total Annual Fund Operating Expenses (expenses deducted from Fund assets, including Minimum Maximum management fees, distribution (12b-1) fees and other Fund operating expenses)	0.35%	4.45%
Example
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses for the most expensive available Fund. The Examples do not reflect the deduction of premium taxes, typically charged upon annuitization. If the premium taxes were reflected, the charges would be higher.
As indicated above, certain optional expenses are based on death benefit amounts. Under some circumstances, these charges could be higher when assessed as a percentage of the contract value. For purposes of these Examples, the death benefit amount and the contract value are assumed to be equal.
The Example assumes you invest $10,000 in the contract for the periods indicated. The Example also assumes your investment has a 5% return each year and assumes the maximum fees and expenses of the most expensive available Fund assuming no waivers. The Example assumes you have selected all the available optional benefits based on their mutual exclusivity and maximum cost and the costs for those benefits are based on contract values or death benefit amounts for a contract experiencing the assumed annual investment return of 5%. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years

$1,453	$3,048	$3,939	$7,594

(2)	If you annuitize at the end of the applicable period, or if you do not surrender your contract:

1 year	3 years	5 years	10 years

$819	$2,407	$3,939	$7,594
Charges for Optional Benefits
The charges for the ARDBR, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset set forth in “Charges for Optional Benefits” beginning on page 12 are deleted and replaced with the following:

ARDBR	0.60%
Percent of GMIB Plus with Five Year Reset guaranteed income base	0.50%
Percent of GMIB Plus with Annual Reset guaranteed income base	0.65%

Death Benefit
In the “Death Benefit” section, the last two sentences of the sixth paragraph beginning on page 24 are deleted and replaced with the following:

There is an additional annual charge for this option of 0.60% of your death benefit amount.
Optional Guaranteed Minimum Income Benefit (“GMIB”) Riders
In the “Optional Guaranteed Minimum Income Benefit (‘GMIB’) Riders” section, the following changes are made:

The maximum annual charge for the GMIB Plus with Five Year Reset is 0.50% of the Guaranteed Income Base.

The maximum annual charge for the GMIB plus with Annual Reset is 0.65% of the Guaranteed Income Base.

The third full paragraph on page 30 is deleted in its entirety.

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